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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants we hereby consent to the incorporation by reference of our report (dated January 10, 1996 included in Digital Generation Systems, Inc. Form S-1 Registration Statement File No. 33-80203) and all references (including post-effective amendment No. 1 to our Firm included in or made part of this Form S-8 POS Registration Statement.

                                          ARTHUR ANDERSEN LLP

San Francisco, California
August 7, 1998